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Exhibit 10.51


THIS NOTE HAS NOT BEEN REGISTERED PURSUANT TO THE SECURITIES ACT OF 1933 OR ANY STATE SECURITIES LAW. NEITHER THIS NOTE NOR ANY PORTION HEREOF OR INTEREST HEREIN MAY BE SOLD, ASSIGNED, TRANSFERRED, PLEDGED OR OTHERWISE DISPOSED OF UNLESS THE SAME IS REGISTERED UNDER SAID ACT AND ANY APPLICABLE STATE SECURITIES LAW, OR UNLESS AN EXEMPTION FROM SUCH REGISTRATION IS AVAILABLE AND BALANCED CARE CORPORATION SHALL HAVE RECEIVED, AT THE EXPENSE OF THE HOLDER HEREOF, EVIDENCE OF SUCH EXEMPTION REASONABLY SATISFACTORY TO BALANCED CARE CORPORATION (WHICH MAY INCLUDE, AMONG OTHER THINGS, AN OPINION OF COUNSEL SATISFACTORY TO BALANCED CARE CORPORATION).

THE INDEBTEDNESS EVIDENCED BY THIS INSTRUMENT IS SUBORDINATED TO THE PRIOR PAYMENT IN FULL OF THE SENIOR DEBT (AS DEFINED IN THE SUBORDINATION AGREEMENT HEREINAFTER REFERRED TO) PURSUANT TO, AND TO THE EXTENT PROVIDED IN, THAT CERTAIN SUBORDINATION AGREEMENT, DATED AS OF APRIL 4, 2001, AMONG BALANCED CARE CORPORATION, HELLER HEALTHCARE FINANCE, INC., VXM INVESTMENTS LIMITED, HR INVESTMENTS LIMITED, RH INVESTMENTS LIMITED AND THE OTHER PARTIES IDENTIFIED THEREIN (THE "SUBORDINATION AGREEMENT"). ANY HOLDER OF THIS INSTRUMENT SHALL BE DEEMED TO BE BOUND BY, AND SUBJECT TO, THE TERMS OF THE SUBORDINATION AGREEMENT.

                                     NOTE


$5,800,000                                                      March 25, 2002


            FOR VALUE RECEIVED, the undersigned, Balanced Care Corporation, a Delaware corporation (the "Maker"), hereby promises to pay to the order of VXM Investments Limited, a Cayman Islands corporation, as agent (the "Agent") for the Lenders identified in the Bridge Loan Agreement, dated as of April 4, 2001, among the Company, such Lenders and the Agent, as amended as of June 12, 2001, as further amended as of July 6, 2001, as further amended as of August 8, 2001, as further amended as of September 6, 2001, as further amended as of October 4, 2001, as further amended as of October 29, 2001, as further amended as of November 19, 2001, as further amended as of December 11, 2001, as further amended as of January 4, 2002, as further amended as of March 25, 2002 (as the same may be further amended, modified or supplemented from time to time in accordance with its terms, the "Loan Agreement"), at the


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office of the Agent c/o Unsworth & Associates, Herengracht 483, Amsterdam, The
Netherlands, to be distributed in accordance with the terms of the Loan Agreement, the principal sum of FIVE MILLION EIGHT HUNDRED THOUSAND DOLLARS ($5,800,000), in lawful money of the United States of America in immediately available funds, and to pay interest from the date thereof on the principal amount hereof from time to time outstanding, in like funds, at said office, at a rate or rates per annum and, in each case, payable on such dates as determined pursuant to the terms of the Loan Agreement.

            The Maker promises to pay interest, on demand, on any overdue principal and fees and, to the extent permitted by law, overdue interest from their due dates at a rate or rates determined as set forth in the Loan Agreement.

            The Maker hereby waives diligence, presentment, demand, protest and notice of any kind whatsoever. The non-exercise by the holder of any of its rights hereunder in any particular instance shall not constitute a waiver thereof in that or any subsequent instance.

            All payments and prepayments of the principal hereof and interest hereon and the respective dates thereof shall be endorsed by the holder hereof on the schedule attached hereto and made a part hereof, or on a continuation thereof which shall be attached hereto and made a part hereof, or otherwise recorded by such holder in its internal records; provided, however, that the failure of the holder hereof to make such a notation or any error in such a notation shall not in any manner affect the obligations of the Maker to make payments of principal and interest in accordance with the terms of this Note and the Loan Agreement.

            This Note is one of the Notes referred to in the Loan Agreement (and is secured by the Collateral referred to therein), which, among other things, contains provisions for the acceleration of the maturity hereof upon the happening of certain events, for optional and mandatory prepayment of the principal hereof prior to the maturity hereof and for the amendment or waiver of certain provisions of the Loan Agreement, all upon the terms and conditions therein specified. THIS NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CHOICE OF LAW DOCTRINE, AND ANY APPLICABLE LAWS OF THE UNITED STATES OF AMERICA.


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                                    BALANCED CARE CORPORATION


                                    By:  /s/Robin L. Barber
                                         Name: Robin L. Barber
                                         Title: Senior Vice President,
                                         Legal Counsel and Assistant
                                         Secretary


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